                                                                      EXHIBIT 99

  LEHMAN BROTHERS                               MORTGAGE BACKED SECURITIES

MBS NEW ISSUE TERM SHEET

$667,263,000(approximate)

BANK OF AMERICA MORTAGE SECURITIES, INC.
Mortgage Pass-through Certificates, Series 2002-I

Classes A-1,A-2,A-3,A-4,A-5 and A-6

BANK OF AMERICA, N.A.
Seller and Servicer

[LOGO OF BANK OF AMERICA]

August 5, 2002

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                 MORTGAGE BACKED SECURITIES

---------------------------------------------------------------------------------------------------------------------
                                                      TO ROLL /(8)/
---------------------------------------------------------------------------------------------------------------------
                                                       Est.    Est.Prin.       Expected                   Expected
                Approx.       Interest - Principal     WAL      Window         Maturity        Delay       Ratings
   Class       Size /(1)/             Type            (yrs)     (mos)      To Roll @ 20 CPR    Days   (Fitch/Moody's)
OFFERED CERTIFICATES
    A-1      $ 139,083,000    Variable - Seq /(2)/     0.50      1 - 12        8/25/2003         0        AAA/Aaa
    A-2      $ 119,949,000    Variable - Seq /(3)/     1.50     12 - 25        9/25/2004        24        AAA/Aaa
    A-3      $  85,389,000    Variable - Seq /(4)/     2.50     25 - 36        8/25/2005        24        AAA/Aaa
    A-4      $  74,178,000    Variable - Seq /(5)/     3.50     36 - 49        9/25/2006        24        AAA/Aaa
    A-5      $  47,222,000    Variable - Seq /(6)/     4.49     49 - 59        7/25/2007        24        AAA/Aaa
    A-6      $ 201,442,000    Variable - Seq /(7)/     4.91     59 - 59        7/25/2007        24        AAA/Aaa
NOT OFFERED HEREUNDER
    B-1      $   7,206,000                                                                                 NR/Aa2
    B-2      $   5,490,000                                                                                  NR/A2
    B-3      $   2,402,000                                                                                NR/Baa2
    B-4      $   1,029,000                                                                                 NR/Ba2
    B-5      $     686,000                                                                                  NR/B
    B-6      $   1,718,384                                                                                  NR/NR
    A-P      $   [       ]                                                                                AAA/Aaa
---------------------------------------------------------------------------------------------------------------------

/(1)/   Class sizes are subject to change.

/(2)/ For each Distribution Date occurring in the month of and prior to June 2007, interest will accrue on the Class A-1 Certificates at a rate equal to a fixed rate. For the Distribution Date occurring in the month of July 2007, interest will accrue on the certificates at a rate equal to the Adjusted Net WAC of the Mortgage Loans minus [ ]bps. For each Distribution Date occurring in the month of or after August 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based upon the Stated Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(3)/ For each Distribution Date occurring in the month of and prior to June 2007, interest will accrue on the Class A-2 Certificates at a rate equal to a fixed rate. For the Distribution Date occurring in the month of July 2007, interest will accrue on the certificates at a rate equal to the Adjusted Net WAC of the Mortgage Loans minus [ ]bps. For each Distribution Date occurring in the month of or after August 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based upon the Stated Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(4)/ For each Distribution Date occurring in the month of and prior to June 2007, interest will accrue on the Class A-3 Certificates at a rate equal to a fixed rate. For the Distribution Date occurring in the month of July 2007, interest will accrue on the certificates at a rate equal to the Adjusted Net WAC of the Mortgage Loans minus [ ]bps. For each Distribution Date occurring in the month of or after August 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based upon the Stated Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date occurring in the month of and prior to June 2007, interest will accrue on the Class A-4 Certificates at a rate equal to a fixed rate. For the Distribution Date occurring in the month of July 2007, interest will accrue on the certificates at a rate equal to the Adjusted Net WAC of the Mortgage Loans minus [ ]bps. For each Distribution Date occurring in the month of or after August 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based upon the Stated Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date occurring in the month of and prior to June 2007, interest will accrue on the Class A-5 Certificates at a rate equal to a fixed rate. For the Distribution Date occurring in the month of July 2007, interest will accrue on the certificates at a rate equal to the Adjusted Net WAC of the Mortgage Loans minus [ ]bps. For each Distribution Date occurring in the month of or after August 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based upon the Stated Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(7)/ For each Distribution Date occurring in the month of and prior to June 2007, interest will accrue on the Class A-6 Certificates at a rate equal to a fixed rate. For the Distribution Date occurring in the month of July 2007, interest will accrue on the certificates at a rate equal to the Adjusted Net WAC of the Mortgage Loans. For each Distribution Date occurring in the month of or after August 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based upon the Stated Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date)

/(8)/ Assumes any outstanding principal balance on the certificates will be paid in full on the Distribution Date occurring in the month of July 2007.

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                 MORTGAGE BACKED SECURITIES

                                      PRELIMINARY SUMMARY OF TERMS

Transaction:                          Bank of America Mortgage Securities, Inc.
                                      Mortgage Pass-Through Certificates,
                                      Series 2002-I

Lead Manager (Book Runner):           Banc of America Securities LLC

Co-Managers:                          Lehman Brothers Inc. and Bear, Stearns & Co. Inc.

Seller and Servicer:                  Bank of America, N.A.

Trustee:                              The Bank of New York

Transaction Size:                     $ 686,352,510

Securities Offered:                   $ 139,083,000  Class A-1 Certificates
                                      $ 119,949,000  Class A-2 Certificates
                                      $  85,389,000  Class A-3 Certificates
                                      $  74,178,000  Class A-4 Certificates
                                      $  47,222,000  Class A-5 Certificates
                                      $ 201,442,000  Class A-6 Certificates

Collateral:                           5/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, residential first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate.

Rating Agencies:                      Moody's Investors Service, Inc. and Fitch Ratings (Senior Certificates) and
                                      Moody's Investors Service, Inc. (Subordinate Certificates except for the Class
                                      B-6 Certificates)

Expected Pricing Date:                Week of August 5, 2002

Expected Closing Date:                August  27, 2002

Collection Period:                    The calendar month preceding the current Distribution Date

Distribution Date:                    25th of each month, or the next succeeding Business Date
                                      (First Payment Date: September 25, 2002)

Cut-Off Date:                         August 1st, 2002

Senior Certificates:                  Class A-1,  A-2,  A-3,  A-4,  A-5,  A-6 and A-P  Certificates  (the "Class A
                                      Certificates").

Subordinate Certificates:             Class  B-1,  B-2,  B-3,  B-4,  B-5  and  B-6  Certificates   (the  "Class  B
                                      Certificates").

Day Count:                            30/360

Prepayment Speed:                     20% CPR

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                 MORTGAGE BACKED SECURITIES

                                      PRELIMINARY SUMMARY OF TERMS

Optional Clean-up Call:               Any Distribution Date on or after which the Aggregate Principal Balance of the
                                      Mortgage Loans declines to 10% or less of the Aggregate Principal Balance as of the Cut-off Date ("Cut-off Date Pool Principal Balance")

Clearing:                             DTC, Clearstream and Euroclear

                                      Original Certificate       Minimum         Incremental
Denomination:                               Form              Denominations     Denominations
                                      --------------------    -------------     -------------
      Class  A-1, A-2, A-3, A-4,          Book Entry            $ 1,000              $ 1
             A-5, A-6

SMMEA Eligibility:                    The Class A Certificates and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:                    All of the Certificates, except the B-4, B-5 and B-6 Certificates, are expected to be ERISA eligible.

Tax Structure:                        REMIC

Administrative Fee:                   The Administrative Fees with respect to the Trust are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees"
                                      consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing Fee") and (b) fees paid to the Trustee. The
                                      Administrative Fees will accrue on the stated principal balance of each Mortgage
                                      Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Servicing
                                      Fee for such Mortgage Loan and the Trustee Fee Rate. The Trustee Fee Rate will be [0.0030]% per annum. In the month of and prior to the Distribution Date in
                                      July 2007, the Servicing Fee Rate with respect to each Mortgage Loan will be the per annum rate equal to (i) the related Mortgage Interest Rate on the Closing
                                      Date less (ii) the sum of [  %] and the Trustee Fee Rate; provided, however, that the Servicing Fee Rate will not be less than 0.250% per annum with respect to any Mortgage Loan. After the Distribution Date in July 2007, the Servicing Fee
                                      Rate will equal 0.250% per annum for each Mortgage Loan.

Adjusted Net WAC:                     The Adjusted Net WAC of the Mortgage Loans is equal to (A) the sum product, for each Mortgage Loan, of (i) the Net Mortgage Interest Rate for such Mortgage Loan multiplied by (ii) the stated principal balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution Date divided by (B)
                                      the sum product of, for each Mortgage Loan, of (i) the Non-Ratio Strip
                                      Percentage for such Mortgage Loan multiplied by (ii) the stated principal balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution Date.

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                 MORTGAGE BACKED SECURITIES

                                      PRELIMINARY SUMMARY OF TERMS

Principal:                            Principal will be allocated to the certificates according to the Priority of
                                      Distributions. The Senior Principal Distribution Amount will generally be allocated to the Senior Certificates (other than to the Class A-P Certificates which will receive principal based on the Ratio Strip Principal Amount)
                                      sequentially to the Class A-1, A-2, A-3, A-4, A-5, and A-6 Certificates, in that order, until their class balances have been reduced to zero.

Interest Accrual:                     Interest will accrue on the Class A-2, A-3, A-4, A-5, A-6 and A-P Certificates
                                      (interest will accrue on the Class A-P Certificates beginning in July 2007 and thereafter) during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, a "Regular
                                      Interest Accrual Period"). Interest will accrue on the Class A-1 Certificates during each one-month period commencing on the 25th day of the month preceding the month in which each Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs (a "Class A-1 Interest Accrual
                                      Period" and together with a Regular Interest Accrual Period, an "Interest
                                      Accrual Period"). The initial Regular Interest Accrual Period will be deemed to have commenced on July 1, 2002. The initial Class A-1 Interest Accrual Period will be deemed to have commenced on August 25, 2002. Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period

Pool Distribution Amount:             The Pool Distribution Amount with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related
                                      Servicing Fee) and principal corresponding to the related Collection Period, together with any advances in respect thereof or any compensating interest; (ii)
                                      all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans, by foreclosure or otherwise
                                      (collectively, "Liquidation Proceeds"), during the related Collection Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments corresponding to the related Collection Period; and (iv) any substitution adjustment payments in connection with any defective mortgage loan received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution
                                      Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the
                                      Pooling Agreement. The Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                 MORTGAGE BACKED SECURITIES

                                      PRELIMINARY SUMMARY OF TERMS

Senior Percentage:                    For any Distribution Date, (i) the aggregate principal balance of the
                                      Senior Certificates (other than the Class A-P Certificates) immediately prior to such date divided by (ii) the aggregate principal balance of the
                                      Certificates (other than the A-P Certificates) immediately prior to such date.

Subordinated Percentage:              For any  Distribution  Date the percentage  equal to 100% minus the Senior
                                      Percentage for such date.

Senior Prepayment Percentage:         For the following Distribution Dates, will be as follows:

                                      Distribution Date                         Senior Prepayment %
                                      -----------------                         -------------------
                                      September 2002 through August 2009        100%;

                                      September 2009 through August 2010        the Senior Percentage plus, 70% of
                                                                                the Subordinate Percentage;

                                      September 2010 through August 2011        the Senior Percentage plus, 60% of
                                                                                the Subordinate Percentage;

                                      September 2011 through August 2012        the Senior Percentage plus, 40% of
                                                                                the Subordinate Percentage;

                                      September 2012 through August 2013        the Senior Percentage plus,
                                                                                20% of the Subordinate
                                                                                Percentage;

                                      September 2013 and thereafter             the Senior Percentage;

                                      provided, however, (i) if on any Distribution Date the Senior Percentage
                                      exceeds the Senior Percentage as of the Closing Date, the Senior Prepayment
                                      Percentage for such date will equal 100%, (ii) if on any Distribution Date prior to the September 2005 Distribution Date, prior to giving effect to any distributions, the Subordinate Percentage for such Distribution Date is greater than or equal to twice the Subordinate Percentage as of the Closing
                                      Date, then the Senior Prepayment Percentage for such Distribution Date will equal the Senior Percentage plus 50% of the Subordinate Percentage, and
                                      (iii) if on or after the September 2005 Distribution Date, prior to giving effect to any distributions, the Subordinate Percentage for such
                                      Distribution Date is greater than or equal to twice the Subordinate
                                      Percentage as of the Closing Date for such Distribution Date, then the
                                      Senior Prepayment Percentage for such Distribution Date will equal the
                                      Senior Percentage.

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                 MORTGAGE BACKED SECURITIES

                                      PRELIMINARY SUMMARY OF TERMS

Net Mortgage Interest Rate:           As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage
                                      Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the Servicing Fee Rate applicable to each Mortgage Loan and the Trustee Fee Rate.

Discount Mortgage Loan:               Any Mortgage  Loan with a Net Mortgage  Interest  Rate on the closing date
                                      that is less than [   %] per annum.

Premium Mortgage Loan:                Any Mortgage  Loan with a Net Mortgage  Interest  Rate on the closing date
                                      that is equal to or greater than [   %] per annum.

Non-Ratio Strip Percentage:           As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Discount
                                      Mortgage Loan on the closing date and the denominator of which is [  %]. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

Ratio Strip Percentage:               As  to  any  Discount  Mortgage  Loan,  100%  minus  the  Non-Ratio  Strip
                                      Percentage  for such Mortgage  Loan. As to any Mortgage Loan that is not a
                                      Discount Mortgage Loan, 0%.

Ratio Strip Principal Amount:         As to any Distribution Date, the sum of the applicable Ratio Strip Percentage of
                                      (a) the principal portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan on the related
                                      Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the related Seller or the Depositor pursuant to this Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of Mortgage Loans that are not yet liquidated Mortgage
                                      Loans received during the calendar month preceding the month of such
                                      Distribution Date, (e) with respect to each Mortgage Loan that became a liquidated Mortgage Loan during the calendar month preceding the month of such
                                      Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f)
                                      all Principal Prepayments on Mortgage Loans received during the calendar month preceding the month of such Distribution

Senior Principal Distribution         As to any Distribution  Date, the sum of (i) the Senior  Percentage of the
Amount:                               applicable  Non-Ratio Strip Percentage of all amounts described in clauses
                                      (a) through (d) of the definition of "Ratio Strip Principal Amount" for such
                                      Distribution Date and (ii) the Senior Prepayment Percentage of the
                                      applicable Non-Ratio Strip Percentage of the amounts described in clauses(e)
                                      and (f) of the definition of "Ratio Strip Principal Amount" for such
                                      Distribution Date subject to certain reductions due to losses.

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                 MORTGAGE BACKED SECURITIES

                                      PRELIMINARY SUMMARY OF TERMS

Subordinate Principal Distribution    With respect to any Distribution Date, an amount equal to the sum of (i) Amount:
                                      the Subordinate Percentage of the applicable Non-Ratio Strip Percentage of all amounts described in clauses (a) through (d) of the definition of "Ratio Strip
                                      Principal Amount" for such Distribution Date and (ii) the Subordinate Prepayment
                                      Percentage of the applicable Non-Ratio Strip Percentage of the amounts described in clauses (e) and (f) of the definition of "Ratio Strip Principal Amount" for such Distribution Date subject to certain reductions due to losses.

Ratio-Stripped Deferred Amount:       As to any Distribution Date prior to the Senior Credit Support Depletion Date, the aggregate of the applicable Ratio Strip Percentage of each Realized Loss to be allocated to the Class A-P Certificates on such Distribution Date or previously allocated to the Class A-P Certificates and not yet paid to the
                                      Holders of the Class A-P Certificates. Ratio-Stripped Deferred Amounts will be payable to the holders of the Class A-P Certificates from amounts otherwise distributable as principal to the Class B Certificates, in reverse order of priority beginning with the Class B-6 Certificates.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                 MORTGAGE BACKED SECURITIES

                                 CREDIT SUPPORT
Credit support for the Offered Certificates is provided by subordination. The Subordinate Certificates provide credit support to the Senior Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Senior Certificates (other than the Class A-P Certificates), subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Senior Certificates (other than the Class A-P Certificates) over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Senior Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

                      SUBORDINATION OF CLASS B CERTIFICATES

                             [GRAPHIC APPEARS HERE]

                            ------------------------
                                     Class A
                             Credit Support (2.70%)
                            ------------------------
                                    Class B-1
                             Credit Support (1.65%)
                            ------------------------
                                    Class B-2
            Priority of      Credit Support (0.85%)    Order of
              Payment       ------------------------     Loss
                                    Class B-3         Allocation
                             Credit Support (0.50%)
                            ------------------------
                                    Class B-4
                             Credit Support (0.35%)
                            ------------------------
                                    Class B-5
                             Credit Support (0.25%)
                            ------------------------
                                    Class B-6
                             Credit Support (0.00%)
                            ------------------------

                             [GRAPHIC APPEARS HERE]

                            PRIORITY OF DISTRIBUTIONS

Distributions will be made on each Distribution Date from the Pool Distribution Amount in the following order of priority:

                            PRIORITY OF DISTRIBUTIONS
                  ---------------------------------------------
                              First, to the Trustee
                  ---------------------------------------------

                             [GRAPHIC APPEARS HERE]

                  ---------------------------------------------
                   Second, to Class A Certificates (other than
                     the class A-P until August 2007) to pay
                                    Interest
                  ---------------------------------------------

                             [GRAPHIC APPEARS HERE]

                  ---------------------------------------------
                     Third, sequentially, to Class A-1, A-2,
                    A-3, A-4, A-5 and A-6 in that order until
                    their balance is reduced to zero based on
                    the Senior Principal Distribution Amount
                  ---------------------------------------------

                             [GRAPHIC APPEARS HERE]

                  ---------------------------------------------
                   Fourth, to Class A-P to pay any applicable
                         Ratio-Stripped Deferred Amounts
                  ---------------------------------------------

                             [GRAPHIC APPEARS HERE]

                  ---------------------------------------------
                      Fifth, sequentially, to each class of
                    Subordinate Certificates to pay Interest
                     and Principal in the order of numerical
                    class designations, beginning with Class
                   B-1 Certificates, until each class balance
                                     is zero
                  ---------------------------------------------

                             [GRAPHIC APPEARS HERE]

                  ---------------------------------------------
                     Sixth, to the residual certificate, any
                                remaining amounts
                  ---------------------------------------------

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                 MORTGAGE BACKED SECURITIES

                         BOND SUMMARY TO ROLL DATE/(1)/

A-1
------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         10%        15%         20%        25%         30%        40%
------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                            3.926      3.458      2.981       2.494      1.993       1.491      0.432
  Average Life (Years)                       1.727      0.960      0.660       0.500      0.400       0.333      0.246
  Modified Duration                          1.618      0.922      0.641       0.489      0.393       0.329      0.245
  First Principal Payment Date              9/25/02    9/25/02    9/25/02     9/25/02    9/25/02     9/25/02    9/25/02
  Last Principal Payment Date               2/25/06    7/25/04    12/25/03    8/25/03    6/25/03     4/25/03    2/25/03
  Principal Payment Window (Months)           43          23         16         12          10          8          6

A-2
------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         10%        15%         20%        25%         30%        40%
------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                            3.641      3.483      3.281       3.068      2.844       2.608      2.092
  Average Life (Years)                       4.624      2.943      2.004       1.500      1.187       0.972      0.696
  Modified Duration                          4.161      2.734      1.898       1.436      1.145       0.942      0.681
  First Principal Payment Date              2/25/06    7/25/04    12/25/03    8/25/03    6/25/03     4/25/03    2/25/03
  Last Principal Payment Date               7/25/07    8/25/06    5/25/05     9/25/04    5/25/04    12/25/03    7/25/03
  Principal Payment Window (Months)           18          26         18         14          12          9          6

A-3
------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         10%        15%         20%        25%         30%        40%
------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                            4.094      4.081      3.970       3.838      3.699       3.551      3.225
  Average Life (Years)                       4.911      4.676      3.342       2.500      1.973       1.611      1.147
  Modified Duration                          4.345      4.156      3.055       2.328      1.859       1.532      1.103
  First Principal Payment Date              7/25/07    8/25/06    5/25/05     9/25/04    3/25/04    12/25/03    7/25/03
  Last Principal Payment Date               7/25/07    7/25/07    8/25/06     8/25/05    12/25/04    7/25/04    12/25/03
  Principal Payment Window (Months)            1          12         16         12          10          8          6

/(1)/ Assumes any outstanding principal balance on the Certificates will be paid in full on the Distribution Date occurring in the month of July 2007.

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                 MORTGAGE BACKED SECURITIES

                         BOND SUMMARY TO ROLL DATE/(1)/

A-4
------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         10%        15%         20%        25%         30%        40%
------------------------------------------------------------------------------------------------------------------------
  Yield at 100-24                            4.425      4.425      4.410       4.337      4.255       4.167      3.974
  Average Life (Years)                       4.911      4.911      4.590       3.500      2.756       2.249      1.600
  Modified Duration                          4.310      4.310      4.055       3.169      2.538       2.096      1.515
  First Principal Payment Date              7/25/07    7/25/07    8/25/06     8/25/05    12/25/04    7/25/04    12/25/03
  Last Principal Payment Date               7/25/07    7/25/07    7/25/07     9/25/06    8/25/05     3/25/05    6/25/04
  Principal Payment Window (Months)            1          1          12         14          9           9          7

A-5
------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         10%        15%         20%        25%         30%        40%
------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                            4.413      4.413      4.413       4.387      4.307       4.221      4.032
  Average Life (Years)                       4.911      4.911      4.911       4.490      3.532       2.870      2.038
  Modified Duration                          4.306      4.306      4.306       3.973      3.195       2.636      1.909
  First Principal Payment Date              7/25/07    7/25/07    7/25/07     9/25/06    10/25/05    3/25/05    6/25/04
  Last Principal Payment Date               7/25/07    7/25/07    7/25/07     7/25/07    7/25/06    10/25/05    11/25/04
  Principal Payment Window (Months)            1          1          1          11          10          8          6

A-6
------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         10%        15%         20%        25%         30%        40%
------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                            4.433      4.433      4.433       4.433      4.425       4.404      4.338
  Average Life (Years)                       4.911      4.911      4.911       4.911      4.768       4.444      3.654
  Modified Duration                          4.304      4.304      4.304       4.304      4.190       3.930      3.281
  First Principal Payment Date              7/25/07    7/25/07    7/25/07     7/25/07    7/25/06    10/25/05    11/25/04
  Last Principal Payment Date               7/25/07    7/25/07    7/25/07     7/25/07    7/25/07     7/25/07    7/25/07
  Principal Payment Window (Months)            1          1          1           1          13         22          33

/(1)/ Assumes any outstanding principal balance on the Certificates will be paid in full on the Distribution Date occurring in the month of July 2007.

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                 MORTGAGE BACKED SECURITIES

                            BOND SUMMARY TO MATURITY

A-1
------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         10%        15%         20%        25%         30%        40%
------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                            3.926      3.458      2.981       2.494      1.993       1.491      0.432
  Average Life (Years)                       1.727      0.960      0.660       0.500      0.400       0.333      0.246
  Modified Duration                          1.618      0.922      0.641       0.489      0.393       0.329      0.245
  First Principal Payment Date              9/25/02    9/25/02    9/25/02     9/25/02    9/25/02     9/25/02    9/25/02
  Last Principal Payment Date               2/25/06    7/25/04    12/25/03    8/25/03    6/25/03     4/25/03    2/25/03
  Principal Payment Window (Months)           43          23         16         12          10          8          6

A-2
------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         10%        15%         20%        25%         30%        40%
------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                            3.685      3.483      3.281       3.068      2.844       2.608      2.092
  Average Life (Years)                       5.227      2.943      2.004       1.500      1.187       0.972      0.696
  Modified Duration                          4.640      2.734      1.898       1.436      1.145       0.942      0.681
  First Principal Payment Date              2/25/06    7/25/04    12/25/03    8/25/03    6/25/03     4/25/03    2/25/03
  Last Principal Payment Date               8/25/09    8/25/06    5/25/05     9/25/04    3/25/04    12/25/03    7/25/03
  Principal Payment Window (Months)           44          26         18         14          10          9          6

A-3
------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         10%        15%         20%        25%         30%        40%
------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                            4.054      4.086      3.970       3.838      3.699       3.551      3.225
  Average Life (Years)                       8.384      4.891      3.342       2.500      1.973       1.611      1.147
  Modified Duration                          6.911      4.325      3.055       2.328      1.859       1.532      1.103
  First Principal Payment Date              8/25/09    8/25/06    5/25/05     9/25/04    3/25/04    12/25/03    7/25/03
  Last Principal Payment Date               6/25/12    6/25/08    8/25/06     8/25/05    12/25/04    7/25/04    12/25/03
  Principal Payment Window (Months)           36          23         16         12          10          8          6

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                 MORTGAGE BACKED SECURITIES

                            BOND SUMMARY TO MATURITY

A-4
------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         10%        15%         20%        25%         30%        40%
------------------------------------------------------------------------------------------------------------------------
  Yield at 100-24                            4.195      4.327      4.410       4.337      4.255       4.167      3.974
  Average Life (Years)                      11.319      6.744      4.672       3.500      2.756       2.249      1.600
  Modified Duration                          8.723      5.686      4.119       3.169      2.538       2.096      1.515
  First Principal Payment Date              6/25/12    6/25/08    8/25/06     8/25/05    12/25/04    7/25/04    12/25/03
  Last Principal Payment Date               6/25/15    5/25/10    1/25/08     9/25/06    10/25/05    3/25/05    6/25/04
  Principal Payment Window (Months)           38          24         18         14          11          9          7

A-5
------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         10%        15%         20%        25%         30%        40%
------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                            4.154      4.251      4.359       4.387      4.307       4.221      4.032
  Average Life (Years)                      13.938      8.530      5.959       4.490      3.532       2.870      2.038
  Modified Duration                         10.221      6.934      5.105       3.973      3.195       2.636      1.909
  First Principal Payment Date              6/25/15    5/25/10    1/25/08     9/25/06    10/25/05    3/25/05    6/25/04
  Last Principal Payment Date               7/25/17    12/25/11   3/25/09     7/25/07    7/25/06    10/25/05    11/25/04
  Principal Payment Window (Months)           26          20         15         11          10          8          6

A-6
------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         10%        15%         20%        25%         30%        40%
------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                            4.109      4.151      4.203       4.261      4.305       4.325      4.309
  Average Life (Years)                      21.442      15.488     11.484      8.871      7.081       5.796      4.102
  Modified Duration                         13.598      10.777     8.570       6.967      5.781       4.877      3.604
  First Principal Payment Date              7/25/17    12/25/11   3/25/09     7/25/07    7/25/06    10/25/05    11/25/04
  Last Principal Payment Date               8/25/32    8/25/32    8/25/32     8/25/32    8/25/32     8/25/32    8/25/32
  Principal Payment Window (Months)           185        253        286         306        319         328        339

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                 MORTGAGE BACKED SECURITIES

                               COLLATERAL SUMMARY

DESCRIPTION OF THE MORTGAGE LOANS

The Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARM residential mortgage loans which are conventional, fully amortizing, one-to-four family, residential first lien mortgage loans. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                                                                   COLLATERAL SUMMARY       RANGE (IF APPLICABLE)
                                                                   ------------------      -----------------------
Total Outstanding Loan Balance                                          $ 686,352,510
Total Number of Loans                                                            1336
Average Loan Principal Balance                                          $      513,737     $ 301,241 to $1,000,000
WA Gross Coupon                                                                 5.783%             4.375% to 6.875%
WA FICO                                                                           744                   621 to 819
WA Original Term (mos.)                                                           359                   120 to 360
WA Remaining Term (mos.)                                                          359                   120 to 360
WA OLTV                                                                         65.71%             10.85% to 95.00%
WA Months to First Adjustment Date                                                 60                     58 to 60
WA Gross Margin                                                                 2.250%
WA Rate Ceiling                                                                10.783%            9.375% to 11.875%
Geographic Concentration of  Mortgaged Properties                  CA          73.05%
(Top 5 States) based on the Aggregate Stated Principal             IL           5.95%
Balance                                                            FL           2.24%
                                                                   MD           1.96%
                                                                   VA           1.82%

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                 MORTGAGE BACKED SECURITIES

                               COLLATERAL SUMMARY
The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                      OCCUPANCY OF MORTGAGED PROPERTIES (1)

===============================================================================
                                                    AGGREGATE              % OF
                             NUMBER OF       STATED PRINCIPAL     CUT-OFF  DATE
                              MORTGAGE      BALANCE AS OF THE    POOL PRINCIPAL
OCCUPANCY                        LOANS          CUT-OFF  DATE           BALANCE
===============================================================================
Primary                          1,285     $   661,147,722.60             96.33%
Secondary                           45          22,751,787.64              3.31
Investor                             6           2,453,000.00              0.36
-------------------------------------------------------------------------------
Total:                           1,336     $   686,352,510.24            100.00%
===============================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                 PROPERTY TYPES

===============================================================================
                                                    AGGREGATE              % OF
                             NUMBER OF       STATED PRINCIPAL     CUT-OFF  DATE
                              MORTGAGE      BALANCE AS OF THE    POOL PRINCIPAL
PROPERTY TYPE                    LOANS          CUT-OFF  DATE           BALANCE
===============================================================================
Single Family                      905     $   470,376,083.16             68.53%
PUD Detach                         280         144,461,666.29             21.05
Condominium                        102          48,522,848.98              7.07
PUD Attach                          33          13,995,829.60              2.04
2-Family                            11           6,031,958.63              0.88
3-Family                             2           1,479,280.76              0.22
4-Family                             1             649,287.35              0.09
Townhouse                            1             435,555.47              0.06
Co-Op                                1             400,000.00              0.06
-------------------------------------------------------------------------------
Total:                           1,336     $   686,352,510.24            100.00%
===============================================================================

                              MORTGAGE LOAN PURPOSE

===============================================================================
                                                    AGGREGATE              % OF
                             NUMBER OF       STATED PRINCIPAL     CUT-OFF  DATE
                              MORTGAGE      BALANCE AS OF THE    POOL PRINCIPAL
PURPOSE                          LOANS          CUT-OFF  DATE           BALANCE
===============================================================================
Rate/Term Refinance                698     $   373,338,765.16             54.39%
Purchase                           463         230,958,871.05             33.65
Cash-out Refinance                 175          82,054,874.03             11.96
-------------------------------------------------------------------------------
Total:                           1,336     $   686,352,510.24            100.00%
===============================================================================

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                 MORTGAGE BACKED SECURITIES

            GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES (1)

=============================================================================
                                                   AGGREGATE             % OF
                              NUMBER OF     STATED PRINCIPAL    CUT-OFF  DATE
                               MORTGAGE    BALANCE AS OF THE   POOL PRINCIPAL
GEOGRAPHIC AREA                   LOANS        CUT-OFF  DATE          BALANCE
=============================================================================
California                          969    $  501,350,249.09            73.05%
Illinois                             84        40,848,959.65             5.95
Florida                              33        15,405,196.66             2.24
Maryland                             28        13,424,981.52             1.96
Virginia                             26        12,478,625.03             1.82
Massachussetts                       21        11,851,147.96             1.73
Georgia                              23        10,850,767.58             1.58
Colorado                             16         8,736,091.82             1.27
Arizona                              12         7,413,504.26             1.08
North Carolina                       16         6,992,204.35             1.02
Nevada                               10         6,604,768.45             0.96
Washington                           11         6,463,293.47             0.94
South Carolina                       12         6,107,315.60             0.89
District of Columbia                 10         5,259,131.57             0.77
Texas                                 9         3,872,626.13             0.56
Missouri                              7         3,720,529.62             0.54
Connecticut                           6         3,528,852.92             0.51
Wisconsin                             4         2,704,000.00             0.39
Michigan                              6         2,598,671.13             0.38
Tennessee                             5         2,437,190.26             0.36
New Jersey                            4         2,004,894.62             0.29
Minnesota                             4         1,949,434.83             0.28
New Mexico                            3         1,909,000.00             0.28
Pennsylvania                          3         1,562,609.04             0.23
Oregon                                4         1,518,247.53             0.22
Ohio                                  2           932,000.00             0.14
Kansas                                2           717,103.25             0.10
New York                              1           700,000.00             0.10
Idaho                                 1           603,000.00             0.09
Utah                                  1           545,000.00             0.08
Hawaii                                1           499,514.02             0.07
Vermont                               1           431,599.88             0.06
Oklahoma                              1           332,000.00             0.05
-----------------------------------------------------------------------------
Total:                            1,336    $  686,352,510.24           100.00%
=============================================================================

(1) As of the Cut-off Date, no more than approximately 1.83% of the Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                 MORTGAGE BACKED SECURITIES

                  CURRENT MORTGAGE LOAN PRINCIPAL BALANCES (1)

===============================================================================
                                                     AGGREGATE             % OF
                               NUMBER OF      STATED PRINCIPAL    CUT-OFF  DATE
CURRENT MORTGAGE LOAN           MORTGAGE     BALANCE AS OF THE   POOL PRINCIPAL
PRINCIPAL BALANCES($)              LOANS         CUT-OFF  DATE          BALANCE
===============================================================================
300,000.01 - 350,000.00              163   $     54,102,031.98             7.88%
350,000.01 - 400,000.00              258         98,041,698.12            14.28
400,000.01 - 450,000.00              191         81,601,565.33            11.89
450,000.01 - 500,000.00              192         91,890,960.65            13.39
500,000.01 - 550,000.00              103         54,098,145.46             7.88
550,000.01 - 600,000.00              121         70,150,576.45            10.22
600,000.01 - 650,000.00               78         48,892,784.73             7.12
650,000.01 - 700,000.00               48         32,800,176.83             4.78
700,000.01 - 750,000.00               71         52,100,221.02             7.59
750,000.01 - 800,000.00               11          8,652,995.39             1.26
800,000.01 - 850,000.00               12         10,077,350.01             1.47
850,000.01 - 900,000.00               20         17,680,212.23             2.58
900,000.01 - 950,000.00               19         17,669,997.90             2.57
950,000.01 - 1,000,000.00             49         48,593,794.14             7.08
-------------------------------------------------------------------------------
Total:                             1,336   $    686,352,510.24           100.00%
===============================================================================

(1) As of the Cut-off Date, the average outstanding principal balance of the Mortgage Loans is expected to be approximately $513,737.

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                 MORTGAGE BACKED SECURITIES

                        ORIGINAL LOAN-TO-VALUE RATIOS (1)

=============================================================================
                                                    AGGREGATE            % OF
                                NUMBER OF    STATED PRINCIPAL   CUT-OFF  DATE
ORIGINAL LOAN-TO-VALUE           MORTGAGE   BALANCE AS OF THE  POOL PRINCIPAL
RATIOS(%)                           LOANS       CUT-OFF  DATE         BALANCE
=============================================================================
10.01 - 15.00                           3   $    1,701,594.82            0.25%
15.01 - 20.00                           8        4,916,877.72            0.72
20.01 - 25.00                          11        6,337,939.78            0.92
25.01 - 30.00                          19       11,021,421.12            1.61
30.01 - 35.00                          24       14,687,940.19            2.14
35.01 - 40.00                          39       22,254,394.41            3.24
40.01 - 45.00                          36       20,280,600.07            2.95
45.01 - 50.00                          67       38,352,232.93            5.59
50.01 - 55.00                          59       32,317,121.73            4.71
55.01 - 60.00                          93       49,397,692.92            7.20
60.01 - 65.00                         122       63,671,060.27            9.28
65.01 - 70.00                         195       99,632,937.58           14.52
70.01 - 75.00                         127       71,559,064.06           10.43
75.01 - 80.00                         517      243,986,439.28           35.55
80.01 - 85.00                           1          382,075.00            0.06
85.01 - 90.00                           6        2,540,660.17            0.37
90.01 - 95.00                           9        3,312,458.19            0.48
-----------------------------------------------------------------------------
Total:                              1,336   $  686,352,510.24          100.00%
=============================================================================

(1) As of the Cut-off Date, the weighted average Loan-To-Value Ratio at origination of the Mortgage Loans is expected to be approximately 65.71%.

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                 MORTGAGE BACKED SECURITIES

                       CURRENT MORTGAGE INTEREST RATES (1)

===============================================================================
                                                   AGGREGATE               % OF
                              NUMBER OF     STATED PRINCIPAL      CUT-OFF  DATE
                               MORTGAGE    BALANCE AS OF THE     POOL PRINCIPAL
MORTGAGE INTEREST RATES(%)        LOANS        CUT-OFF  DATE            BALANCE
===============================================================================
less than 5.001                      27    $   13,879,762.71               2.02%
5.001 - 5.250                        39        17,493,380.39               2.55
5.251 - 5.500                       164        87,056,399.05              12.68
5.501 - 5.750                       448       230,449,915.91              33.58
5.751 - 6.000                       525       269,173,400.84              39.22
6.001 - 6.250                       109        55,288,183.57               8.06
6.251 - 6.500                        22        11,547,867.27               1.68
6.501 - 6.750                         1           463,600.50               0.07
6.751 - 7.000                         1         1,000,000.00               0.15
-------------------------------------------------------------------------------
Total:                            1,336    $  686,352,510.24             100.00%
===============================================================================

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Mortgage Loans is expected to be approximately 5.783%.

                                  GROSS MARGINS

===============================================================================
                                                   AGGREGATE               % OF
                              NUMBER OF     STATED PRINCIPAL      CUT-OFF  DATE
                               MORTGAGE    BALANCE AS OF THE     POOL PRINCIPAL
GROSS MARGINS                     LOANS        CUT-OFF  DATE            BALANCE
===============================================================================
2.250%                            1,336    $  686,352,510.24             100.00%
-------------------------------------------------------------------------------
Total:                            1,336    $  686,352,510.24             100.00%
===============================================================================

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                 MORTGAGE BACKED SECURITIES

                                RATE CEILINGS (1)

===============================================================================
                                                   AGGREGATE               % OF
                              NUMBER OF     STATED PRINCIPAL      CUT-OFF  DATE
MAXIMUM LIFETIME               MORTGAGE    BALANCE AS OF THE     POOL PRINCIPAL
MORTGAGE INTEREST RATES(%)        LOANS        CUT-OFF  DATE            BALANCE
===============================================================================
9.251 - 9.500                         3    $    1,378,400.00               0.20%
9.501 - 9.750                        12         6,278,967.79               0.91
9.751 - 10.000                       12         6,222,394.92               0.91
10.001 - 10.250                      39        17,493,380.39               2.55
10.251 - 10.500                     164        87,056,399.05              12.68
10.501 - 10.750                     448       230,449,915.91              33.58
10.751 - 11.000                     525       269,173,400.84              39.22
11.001 - 11.250                     109        55,288,183.57               8.06
11.251 - 11.500                      22        11,547,867.27               1.68
11.501 - 11.750                       1           463,600.50               0.07
11.751 - 12.000                       1         1,000,000.00               0.15
-------------------------------------------------------------------------------
Total:                            1,336    $  686,352,510.24             100.00%
===============================================================================

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Mortgage Loans is expected to be approximately 10.783%.

                            FIRST ADJUSTMENT DATE (1)

===============================================================================
                                                   AGGREGATE               % OF
                              NUMBER OF     STATED PRINCIPAL      CUT-OFF  DATE
                               MORTGAGE    BALANCE AS OF THE     POOL PRINCIPAL
FIRST ADJUSTMENT DATE             LOANS        CUT-OFF  DATE            BALANCE
===============================================================================
June 1, 2007                          3    $    2,136,955.37               0.31%
July 1, 2007                        432       216,299,088.13              31.51
August 1, 2007                      901       467,916,466.74              68.17
-------------------------------------------------------------------------------
Total:                            1,336    $  686,352,510.24             100.00%
===============================================================================

(1) As of the Cut-off Date, the weighted average months to first Adjustment Date for the Mortgage Loans is expected to be approximately 60 months.

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                 MORTGAGE BACKED SECURITIES

                               REMAINING TERMS (1)

===============================================================================
                                                   AGGREGATE               % OF
                              NUMBER OF     STATED PRINCIPAL      CUT-OFF  DATE
                               MORTGAGE    BALANCE AS OF THE     POOL PRINCIPAL
REMAINING TERM(MONTHS)            LOANS        CUT-OFF  DATE            BALANCE
===============================================================================
101 - 120                             2    $      789,657.00               0.12%
161 - 180                             3         1,838,784.60               0.27
181 - 200                             1           391,187.00               0.06
221 - 240                             1           373,000.00               0.05
281 - 300                             1           378,800.00               0.06
341 - 360                         1,328       682,581,081.64              99.45
-------------------------------------------------------------------------------
Total:                            1,336    $  686,352,510.24             100.00%
===============================================================================

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Mortgage Loans is expected to be approximately 359 months.

                        CREDIT SCORING OF MORTGAGORS (1)

===============================================================================
                                                   AGGREGATE               % OF
                              NUMBER OF     STATED PRINCIPAL      CUT-OFF  DATE
                               MORTGAGE    BALANCE AS OF THE     POOL PRINCIPAL
CREDIT SCORES                     LOANS        CUT-OFF  DATE            BALANCE
===============================================================================
801 - 850                            36    $   19,334,674.49               2.82%
751 - 800                           610        14,374,488.76              45.80
701 - 750                           527       266,867,458.67              38.88
651 - 700                           139        72,381,023.91              10.55
601 - 650                            24        13,394,864.41               1.95
-------------------------------------------------------------------------------
Total:                            1,336    $  686,352,510.24             100.00%
===============================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

----------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

[LOGO OF BANK OF AMERICA SECURITIES]

MBS NEW ISSUE TERM SHEET

$667,263,000 (approximate)

BANK OF AMERICA MORTGAGE SECURITIES, INC.
Mortgage Pass-through Certificates, Series 2002-I

Classes A-1, A-2, A-3, A-4, A-5 and A-6

BANK OF AMERICA, N.A.
Seller and Servicer

[LOGO OF BANK OF AMERICA]

August 5, 2002

----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 2002-I $667,263,000 (approximate)

------------------------------------------------------------------------------------------------------------------
                                               TO ROLL/(8)/
------------------------------------------------------------------------------------------------------------------
                                                                            Expected
                                                      Est.   Est. prin.     Maturity                  Expected
                Approx.       Interest - Principal    WAL      Window     To Roll @ 20   Delay         Ratings
   Class       Size/(1)/             Type            (yrs)     (mos)          CPR        Days      (Fitch/Moody's)
OFFERED CERTIFICATES
    A-1      $ 139,083,000     Variable - Seq/(2)/    0.50      1 - 12     8/25/2003        0          AAA/Aaa
    A-2      $ 119,949,000     Variable - Seq/(3)/    1.50     12 - 25     9/25/2004       24          AAA/Aaa
    A-3      $  85,389,000     Variable - Seq/(4)/    2.50     25 - 36     8/25/2005       24          AAA/Aaa
    A-4      $  74,178,000     Variable - Seq/(5)/    3.50     36 - 49     9/25/2006       24          AAA/Aaa
    A-5      $  47,222,000     Variable - Seq/(6)/    4.49     49 - 59     7/25/2007       24          AAA/Aaa
    A-6      $ 201,442,000     Variable - Seq/(7)/    4.91     59 - 59     7/25/2007       24          AAA/Aaa
    NOT OFFERED HEREUNDER
    B-1      $   7,206,000                                                                              NR/Aa2
    B-2      $   5,490,000                                                                              NR/A2
    B-3      $   2,402,000                                                                             NR/Baa2
    B-4      $   1,029,000                                                                              NR/Ba2
    B-5      $     686,000                                                                               NR/B
    B-6      $   1,718,384                                                                              NR/NR
    A-P      $   [       ]                                                                             AAA/Aaa
------------------------------------------------------------------------------------------------------------------

/(1)/  Class sizes are subject to change.

/(2)/ For each Distribution Date occurring in the month of and prior to June 2007, interest will accrue on the Class A-1 Certificates at a rate equal to a fixed rate. For the Distribution Date occurring in the month of July 2007, interest will accrue on the certificates at a rate equal to the Adjusted Net WAC of the Mortgage Loans minus [ ]bps. For each Distribution Date occurring in the month of or after August 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based upon the Stated Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(3)/ For each Distribution Date occurring in the month of and prior to June 2007, interest will accrue on the Class A-2 Certificates at a rate equal to a fixed rate. For the Distribution Date occurring in the month of July 2007, interest will accrue on the certificates at a rate equal to the Adjusted Net WAC of the Mortgage Loans minus [ ]bps. For each Distribution Date occurring in the month of or after August 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based upon the Stated Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(4)/ For each Distribution Date occurring in the month of and prior to June 2007, interest will accrue on the Class A-3 Certificates at a rate equal to a fixed rate. For the Distribution Date occurring in the month of July 2007, interest will accrue on the certificates at a rate equal to the Adjusted Net WAC of the Mortgage Loans minus [ ]bps. For each Distribution Date occurring in the month of or after August 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based upon the Stated Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(5)/ For each Distribution Date occurring in the month of and prior to June 2007, interest will accrue on the Class A-4 Certificates at a rate equal to a fixed rate. For the Distribution Date occurring in the month of July 2007, interest will accrue on the certificates at a rate equal to the Adjusted Net WAC of the Mortgage Loans minus [ ]bps. For each Distribution Date occurring in the month of or after August 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based upon the Stated Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(6)/ For each Distribution Date occurring in the month of and prior to June 2007, interest will accrue on the Class A-5 Certificates at a rate equal to a fixed rate. For the Distribution Date occurring in the month of July 2007, interest will accrue on the certificates at a rate equal to the Adjusted Net WAC of the Mortgage Loans minus [ ]bps. For each Distribution Date occurring in the month of or after August 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based upon the Stated Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(7)/ For each Distribution Date occurring in the month of and prior to June 2007, interest will accrue on the Class A-6 Certificates at a rate equal to a fixed rate. For the Distribution Date occurring in the month of July 2007, interest will accrue on the certificates at a rate equal to the Adjusted Net WAC of the Mortgage Loans. For each Distribution Date occurring in the month of or after August 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based upon the Stated Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date)

/(8)/ Assumes any outstanding principal balance on the certificates will be paid in full on the Distribution Date occurring in the month of July 2007.

BANC OF AMERICA SECURITIES LLC

----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 2002-I $667,263,000 (approximate)

                                      PRELIMINARY SUMMARY OF TERMS

Transaction:                          Bank of America Mortgage Securities, Inc.
                                      Mortgage Pass-Through Certificates, Series 2002-I

Lead Manager (Book Runner):           Banc of America Securities LLC

Co-Managers:                          Lehman Brothers Inc. and Bear, Stearns & Co. Inc.

Seller and Servicer:                  Bank of America, N.A.

Trustee:                              The Bank of New York

Transaction Size:                     $ 686,352,510

Securities Offered:                   $ 139,083,000  Class A-1 Certificates
                                      $ 119,949,000  Class A-2 Certificates
                                      $  85,389,000  Class A-3 Certificates
                                      $  74,178,000  Class A-4 Certificates
                                      $  47,222,000  Class A-5 Certificates
                                      $ 201,442,000  Class A-6 Certificates

Collateral:                           5/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, residential first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate.

Rating Agencies:                      Moody's Investors Service, Inc. and Fitch Ratings (Senior Certificates) and
                                      Moody's Investors Service, Inc. (Subordinate Certificates except for the Class
                                      B-6 Certificates)

Expected Pricing Date:                Week of August 5, 2002

Expected Closing Date:                August  27, 2002

Collection Period:                    The calendar month preceding the current Distribution Date

Distribution Date:                    25th of each month, or the next succeeding Business Date (First Payment Date:
                                      September 25, 2002)

Cut-Off Date:                         August 1st, 2002

Senior Certificates:                  Class A-1,  A-2,  A-3,  A-4,  A-5,  A-6 and A-P  Certificates  (the "Class A
                                      Certificates").

Subordinate Certificates:             Class  B-1,  B-2,  B-3,  B-4,  B-5  and  B-6  Certificates   (the  "Class  B
                                      Certificates").

Day Count:                            30/360

Prepayment Speed:                     20% CPR

BANC OF AMERICA SECURITIES LLC

----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 2002-I $667,263,000 (approximate)

                                      PRELIMINARY SUMMARY OF TERMS

Optional Clean-up Call:               Any Distribution Date on or after which the Aggregate Principal Balance of the
                                      Mortgage Loans declines to 10% or less of the Aggregate Principal Balance as of the Cut-off Date ("Cut-off Date Pool Principal Balance")

Clearing:                             DTC, Clearstream and Euroclear

Denomination:                         Original Certificate Form   Minimum Denominations   Incremental Denominations
                                      -------------------------   ---------------------   -------------------------
      Class  A-1, A-2, A-3, A-4,             Book Entry                  $ 1,000                    $ 1
             A-5, A-6

SMMEA Eligibility:                    The Class A Certificates and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:                    All of the Certificates, except the B-4, B-5 and B-6 Certificates, are expected to be ERISA eligible.

Tax Structure:                        REMIC

Administrative Fee:                   The Administrative Fees with respect to the Trust are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees"
                                      consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing Fee") and (b) fees paid to the Trustee. The
                                      Administrative Fees will accrue on the stated principal balance of each Mortgage
                                      Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Servicing
                                      Fee for such Mortgage Loan and the Trustee Fee Rate. The Trustee Fee Rate will be [0.0030]% per annum. In the month of and prior to the Distribution Date in
                                      July 2007, the Servicing Fee Rate with respect to each Mortgage Loan will be the per annum rate equal to (i) the related Mortgage Interest Rate on the Closing
                                      Date less (ii) the sum of [ %] and the Trustee Fee Rate; provided, however, that the Servicing Fee Rate will not be less than 0.250% per annum with respect to any Mortgage Loan. After the Distribution Date in July 2007, the Servicing Fee
                                      Rate will equal 0.250% per annum for each Mortgage Loan.

Adjusted Net WAC:                     The Adjusted Net WAC of the Mortgage Loans is equal to (A) the sum product, for each Mortgage Loan, of (i) the Net Mortgage Interest Rate for such Mortgage Loan multiplied by (ii) the stated principal balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution Date divided by (B)
                                      the sum product of, for each Mortgage Loan, of (i) the Non-Ratio Strip
                                      Percentage for such Mortgage Loan multiplied by (ii) the stated principal balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution Date.

BANC OF AMERICA SECURITIES LLC

----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 2002-I $667,263,000 (approximate)

                                      PRELIMINARY SUMMARY OF TERMS

Principal:                            Principal will be allocated to the certificates according to the Priority of
                                      Distributions. The Senior Principal Distribution Amount will generally be allocated to the Senior Certificates (other than to the Class A-P Certificates which will receive principal based on the Ratio Strip Principal Amount)
                                      sequentially to the Class A-1, A-2, A-3, A-4, A-5, and A-6 Certificates, in that order, until their class balances have been reduced to zero.

Interest Accrual:                     Interest will accrue on the Class A-2, A-3, A-4, A-5, A-6 and A-P Certificates
                                      (interest will accrue on the Class A-P Certificates beginning in July 2007 and thereafter) during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, a "Regular
                                      Interest Accrual Period"). Interest will accrue on the Class A-1 Certificates during each one-month period commencing on the 25th day of the month preceding the month in which each Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs (a "Class A-1 Interest Accrual
                                      Period" and together with a Regular Interest Accrual Period, an "Interest
                                      Accrual Period"). The initial Regular Interest Accrual Period will be deemed to have commenced on July 1, 2002. The initial Class A-1 Interest Accrual Period will be deemed to have commenced on August 25, 2002. Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period

Pool Distribution Amount:             The Pool Distribution Amount with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related
                                      Servicing Fee) and principal corresponding to the related Collection Period, together with any advances in respect thereof or any compensating interest; (ii)
                                      all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans, by foreclosure or otherwise
                                      (collectively, "Liquidation Proceeds"), during the related Collection Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments corresponding to the related Collection Period; and (iv) any substitution adjustment payments in connection with any defective mortgage loan received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution
                                      Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the
                                      Pooling Agreement. The Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

BANC OF AMERICA SECURITIES LLC

----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 2002-I $667,263,000 (approximate)

                                      PRELIMINARY SUMMARY OF TERMS

Senior Percentage:                    For any Distribution Date, (i) the aggregate principal balance of the Senior
                                      Certificates (other than the Class A-P Certificates) immediately prior to such date divided by (ii) the aggregate principal balance of the Certificates (other than the A-P Certificates) immediately prior to such date.

Subordinated Percentage:              For any  Distribution  Date the percentage  equal to 100% minus the Senior
                                      Percentage for such date.

Senior Prepayment Percentage:         For the following Distribution Dates, will be as follows:

                                      Distribution Date                    Senior Prepayment %
                                      ----------------------------------   --------------------------------------
                                      September 2002 through August 2009   100%;

                                      September 2009 through August 2010   the Senior Percentage plus, 70% of the
                                                                           Subordinate Percentage;

                                      September 2010 through August 2011   the Senior Percentage plus, 60% of the
                                                                           Subordinate Percentage;

                                      September 2011 through August 2012   the Senior Percentage plus, 40% of the
                                                                           Subordinate Percentage;

                                      September 2012 through August 2013   the Senior Percentage plus, 20% of the
                                                                           Subordinate Percentage;

                                      September 2013 and thereafter        the Senior Percentage;

                                      provided, however, (i) if on any Distribution Date the Senior Percentage
                                      exceeds the Senior Percentage as of the Closing Date, the Senior Prepayment
                                      Percentage for such date will equal 100%, (ii) if on any Distribution Date prior to the September 2005 Distribution Date, prior to giving effect to any distributions, the Subordinate Percentage for such Distribution Date is greater than or equal to twice the Subordinate Percentage as of the Closing
                                      Date, then the Senior Prepayment Percentage for such Distribution Date will equal the Senior Percentage plus 50% of the Subordinate Percentage, and
                                      (iii) if on or after the September 2005 Distribution Date, prior to giving effect to any distributions, the Subordinate Percentage for such
                                      Distribution Date is greater than or equal to twice the Subordinate
                                      Percentage as of the Closing Date for such Distribution Date, then the
                                      Senior Prepayment Percentage for such Distribution Date will equal the
                                      Senior Percentage.

BANC OF AMERICA SECURITIES LLC

----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                      PRELIMINARY SUMMARY OF TERMS

NetMortgage Interest Rate:            As to any Mortgage Loan and Distribution Date, such Mortgage Loan's
                                      Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the Servicing Fee Rate applicable to each Mortgage Loan and the Trustee Fee Rate.

Discount Mortgage Loan:               Any Mortgage Loan with a Net Mortgage Interest Rate on the closing date that is less than [  %] per annum.

Premium Mortgage Loan:                Any Mortgage Loan with a Net Mortgage Interest Rate on the closing date that is equal to or greater than [  %] per annum.

Non-Ratio Strip Percentage:           As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Discount
                                      Mortgage Loan on the closing date and the denominator of which is [ %]. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

Ratio Strip Percentage:               As to any Discount Mortgage Loan, 100% minus the Non-Ratio Strip Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a Discount
                                      Mortgage Loan, 0%.

Ratio Strip Principal Amount:         As to any Distribution Date, the sum of the applicable Ratio Strip
                                      Percentage of (a) the principal portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each
                                      Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the related Seller or the Depositor pursuant to this Agreement as of such
                                      Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan received with respect to such Distribution
                                      Date, (d) any liquidation proceeds allocable to recoveries of principal of
                                      Mortgage Loans that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such
                                      Distribution Date with respect to such Mortgage Loan and (f) all Principal
                                      Prepayments on Mortgage Loans received during the calendar month preceding the month of such Distribution

Senior Principal Distribution         As to any Distribution  Date, the sum of (i) the Senior  Percentage of the
Amount:                               applicable  Non-Ratio Strip Percentage of all amounts described in clauses
                                      (a) through (d) of the definition of "Ratio Strip Principal Amount" for such Distribution Date and (ii) the Senior Prepayment Percentage of the
                                      applicable Non-Ratio Strip Percentage of the amounts described in clauses
                                      (e) and (f) of the definition of "Ratio Strip Principal Amount" for such
                                      Distribution Date subject to certain reductions due to losses.

BANC OF AMERICA SECURITIES LLC

----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 2002-I $667,263,000 (approximate)

                                      PRELIMINARY SUMMARY OF TERMS

Subordinate Principal Distribution    With respect to any  Distribution  Date, an amount equal to the sum of (i)
Amount:                               the Subordinate  Percentage of the applicable  Non-Ratio Strip  Percentage of all amounts described in clauses (a) through (d) of the definition of
                                      "Ratio Strip Principal Amount" for such Distribution Date and (ii) the
                                      Subordinate Prepayment Percentage of the applicable Non-Ratio Strip
                                      Percentage of the amounts described in clauses (e) and (f) of the definition of "Ratio Strip Principal Amount" for such Distribution Date subject to certain reductions due to losses.

Ratio-Stripped Deferred Amount:       As to any Distribution Date prior to the Senior Credit Support Depletion
                                      Date, the aggregate of the applicable Ratio Strip Percentage of each
                                      Realized Loss to be allocated to the Class A-P Certificates on such
                                      Distribution Date or previously allocated to the Class A-P Certificates and not yet paid to the Holders of the Class A-P Certificates. Ratio-Stripped
                                      Deferred Amounts will be payable to the holders of the Class A-P
                                      Certificates from amounts otherwise distributable as principal to the Class
                                      B Certificates, in reverse order of priority beginning with the Class B-6
                                      Certificates.

BANC OF AMERICA SECURITIES LLC

----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 2002-I $667,263,000 (approximate)

                                 CREDIT SUPPORT
Credit support for the Offered Certificates is provided by subordination. The Subordinate Certificates provide credit support to the Senior Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Senior Certificates (other than the Class A-P Certificates), subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Senior Certificates (other than the Class A-P Certificates) over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Senior Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

                      SUBORDINATION OF CLASS B CERTIFICATES

                             [GRAPHIC APPEARS HERE]

                            ------------------------
                                     Class A
                             Credit Support (2.70%)
                            ------------------------
                                    Class B-1
                             Credit Support (1.65%)
                            ------------------------
                                    Class B-2
            Priority of      Credit Support (0.85%)    Order of
              Payment       ------------------------     Loss
                                    Class B-3         Allocation
                             Credit Support (0.50%)
                            ------------------------
                                    Class B-4
                             Credit Support (0.35%)
                            ------------------------
                                    Class B-5
                             Credit Support (0.25%)
                            ------------------------
                                    Class B-6
                             Credit Support (0.00%)
                            ------------------------

                             [GRAPHIC APPEARS HERE]

                            Priority of Distributions

Distributions will be made on each Distribution Date from the Pool Distribution Amount in the following order of priority:

                            PRIORITY OF DISTRIBUTIONS
                  ---------------------------------------------
                              First, to the Trustee
                  ---------------------------------------------

                             [GRAPHIC APPEARS HERE]

                  ---------------------------------------------
                   Second, to Class A Certificates (other than
                     the class A-P until August 2007) to pay
                                    Interest
                  ---------------------------------------------

                             [GRAPHIC APPEARS HERE]

                  ---------------------------------------------
                     Third, sequentially, to Class A-1, A-2,
                    A-3, A-4, A-5 and A-6 in that order until
                    their balance is reduced to zero based on
                    the Senior Principal Distribution Amount
                  ---------------------------------------------

                             [GRAPHIC APPEARS HERE]

                  ---------------------------------------------
                   Fourth, to Class A-P to pay any applicable
                         Ratio-Stripped Deferred Amounts
                  ---------------------------------------------

                             [GRAPHIC APPEARS HERE]

                  ---------------------------------------------
                      Fifth, sequentially, to each class of
                    Subordinate Certificates to pay Interest
                     and Principal in the order of numerical
                    class designations, beginning with Class
                   B-1 Certificates, until each class balance
                                     is zero
                  ---------------------------------------------

                             [GRAPHIC APPEARS HERE]

                  ---------------------------------------------
                     Sixth, to the residual certificate, any
                                remaining amounts
                  ---------------------------------------------

BANC OF AMERICA SECURITIES LLC

----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 2002-I $667,263,000 (approximate)

                         BOND SUMMARY TO ROLL DATE/(1)/

A-1
--------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         10%        15%         20%        25%         30%        40%
--------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                            3.926      3.458      2.981       2.494      1.993       1.491      0.432
  Average Life (Years)                       1.727      0.960      0.660       0.500      0.400       0.333      0.246
  Modified Duration                          1.618      0.922      0.641       0.489      0.393       0.329      0.245
  First Principal Payment Date              9/25/02    9/25/02    9/25/02     9/25/02    9/25/02     9/25/02    9/25/02
  Last Principal Payment Date               2/25/06    7/25/04    12/25/03    8/25/03    6/25/03     4/25/03    2/25/03
  Principal Payment Window (Months)           42          23         16         12          10          8          6

A-2
--------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         10%        15%         20%        25%         30%        40%
--------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                            3.641      3.483      3.281       3.068      2.844       2.608      2.092
  Average Life (Years)                       4.624      2.943      2.004       1.500      1.187       0.972      0.696
  Modified Duration                          4.161      2.734      1.898       1.436      1.145       0.942      0.681
  First Principal Payment Date              2/25/06    7/25/04    12/25/03    8/25/03    6/25/03     4/25/03    2/25/03
  Last Principal Payment Date               7/25/07    8/25/06    5/25/05     9/25/04    3/25/04    12/25/03    7/25/03
  Principal Payment Window (Months)           18          26         18         14          10          9          6

A-3
--------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         10%        15%         20%        25%         30%        40%
--------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                            4.094      4.081      3.970       3.838      3.699       3.551      3.225
  Average Life (Years)                       4.911      4.676      3.342       2.500      1.973       1.611      1.147
  Modified Duration                          4.345      4.156      3.055       2.328      1.859       1.532      1.103
  First Principal Payment Date              7/25/07    8/25/06    5/25/05     9/25/04    3/25/04    12/25/03    7/25/03
  Last Principal Payment Date               7/25/07    7/25/07    8/25/06     8/25/05    12/25/04    7/25/04    12/25/03
  Principal Payment Window (Months)            1          12         16         12          10          8          6

/(1)/ Assumes any outstanding principal balance on the Certificates will be paid in full on the Distribution Date occurring in the month of July 2007.

BANC OF AMERICA SECURITIES LLC

----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 2002-I $667,263,000 (approximate)

                         BOND SUMMARY TO ROLL DATE/(1)/

A-4
--------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         10%        15%         20%        25%         30%        40%
--------------------------------------------------------------------------------------------------------------------------
  Yield at 100-24                            4.425      4.425      4.410       4.337      4.255       4.167      3.974
  Average Life (Years)                       4.911      4.911      4.590       3.500      2.756       2.249      1.600
  Modified Duration                          4.310      4.310      4.055       3.169      2.538       2.096      1.515
  First Principal Payment Date              7/25/07    7/25/07    8/25/06     8/25/05    12/25/04    7/25/04    12/25/03
  Last Principal Payment Date               7/25/07    7/25/07    7/25/07     9/25/06    10/25/05    3/25/05    6/25/04
  Principal Payment Window (Months)            1          1          12         14          11          9          7

A-5
--------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         10%        15%         20%        25%         30%        40%
--------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                            4.413      4.413      4.413       4.387      4.307       4.221      4.032
  Average Life (Years)                       4.911      4.911      4.911       4.490      3.532       2.870      2.038
  Modified Duration                          4.306      4.306      4.306       3.973      3.195       2.636      1.909
  First Principal Payment Date              7/25/07    7/25/07    7/25/07     9/25/06    10/25/05    3/25/05    6/25/04
  Last Principal Payment Date               7/25/07    7/25/07    7/25/07     7/25/07    7/25/06    10/25/05    11/25/04
  Principal Payment Window (Months)            1          1          1          11          10          8          6

A-6
--------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         10%        15%         20%        25%         30%        40%
--------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                            4.433      4.433      4.433       4.433      4.425       4.404      4.338
  Average Life (Years)                       4.911      4.911      4.911       4.911      4.768       4.444      3.654
  Modified Duration                          4.304      4.304      4.304       4.304      4.190       3.930      3.281
  First Principal Payment Date              7/25/07    7/25/07    7/25/07     7/25/07    7/25/06    10/25/05    11/25/04
  Last Principal Payment Date               7/25/07    7/25/07    7/25/07     7/25/07    7/25/07     7/25/07    7/25/07
  Principal Payment Window (Months)            1          1          1           1          13         22          33

/(1)/ Assumes any outstanding principal balance on the Certificates will be paid in full on the Distribution Date occurring in the month of July 2007.

BANC OF AMERICA SECURITIES LLC

----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 2002-I $667,263,000 (approximate)

                            BOND SUMMARY TO MATURITY

A-1
--------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         10%        15%         20%        25%         30%        40%
--------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                            3.926      3.458      2.981       2.494      1.993       1.491      0.432
  Average Life (Years)                       1.727      0.960      0.660       0.500      0.400       0.333      0.246
  Modified Duration                          1.618      0.922      0.641       0.489      0.393       0.329      0.245
  First Principal Payment Date              9/25/02    9/25/02    9/25/02     9/25/02    9/25/02     9/25/02    9/25/02
  Last Principal Payment Date               2/25/06    7/25/04    12/25/03    8/25/03    6/25/03     4/25/03    2/25/03
  Principal Payment Window (Months)           42          23         16         12          10          8          6

A-2
--------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         10%        15%         20%        25%         30%        40%
--------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                            3.685      3.483      3.281       3.068      2.844       2.608      2.092
  Average Life (Years)                       5.227      2.943      2.004       1.500      1.187       0.972      0.696
  Modified Duration                          4.640      2.734      1.898       1.436      1.145       0.942      0.681
  First Principal Payment Date              2/25/06    7/25/04    12/25/03    8/25/03    6/25/03     4/25/03    2/25/03
  Last Principal Payment Date               8/25/09    8/25/06    5/25/05     9/25/04    3/25/04    12/25/03    7/25/03
  Principal Payment Window (Months)           43          26         18         14          10          9          6

A-3
--------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         10%        15%         20%        25%         30%        40%
--------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                            4.054      4.086      3.970       3.838      3.699       3.551      3.225
  Average Life (Years)                       8.384      4.891      3.342       2.500      1.973       1.611      1.147
  Modified Duration                          6.911      4.325      3.055       2.328      1.859       1.532      1.103
  First Principal Payment Date              8/25/09    8/25/06    5/25/05     9/25/04    3/25/04    12/25/03    7/25/03
  Last Principal Payment Date               6/25/12    6/25/08    8/25/06     8/25/05    12/25/04    7/25/04    12/25/03
  Principal Payment Window (Months)           35          23         16         12          10          8          6

BANC OF AMERICA SECURITIES LLC

----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 2002-I $667,263,000 (approximate)

                            BOND SUMMARY TO MATURITY

A-4
--------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         10%        15%         20%        25%         30%        40%
--------------------------------------------------------------------------------------------------------------------------
  Yield at 100-24                            4.195      4.327      4.410       4.337      4.255       4.167      3.974
  Average Life (Years)                      11.319      6.744      4.672       3.500      2.756       2.249      1.600
  Modified Duration                          8.723      5.686      4.119       3.169      2.538       2.096      1.515
  First Principal Payment Date              6/25/12    6/25/08    8/25/06     8/25/05    12/25/04    7/25/04    12/25/03
  Last Principal Payment Date               6/25/15    5/25/10    1/25/08     9/25/06    10/25/05    3/25/05    6/25/04
  Principal Payment Window (Months)           37          24         18         14          11          9          7

A-5
--------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         10%        15%         20%        25%         30%        40%
--------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                            4.154      4.251      4.359       4.387      4.307       4.221      4.032
  Average Life (Years)                      13.938      8.530      5.959       4.490      3.532       2.870      2.038
  Modified Duration                         10.221      6.934      5.105       3.973      3.195       2.636      1.909
  First Principal Payment Date              6/25/15    5/25/10    1/25/08     9/25/06    10/25/05    3/25/05    6/25/04
  Last Principal Payment Date               9/25/17    12/25/11   3/25/09     7/25/07    7/25/06    10/25/05    11/25/04
  Principal Payment Window (Months)           28          20         15         11          10          8          6

A-6
--------------------------------------------------------------------------------------------------------------------------
  CPR                                         5%         10%        15%         20%        25%         30%        40%
--------------------------------------------------------------------------------------------------------------------------
  Yield at 101-00                            4.109      4.151      4.203       4.261      4.305       4.325      4.309
  Average Life (Years)                      21.442      15.488     11.484      8.871      7.081       5.796      4.102
  Modified Duration                         13.598      10.777     8.570       6.967      5.781       4.877      3.604
  First Principal Payment Date              9/25/17    12/25/11   3/25/09     7/25/07    7/25/06    10/25/05    11/25/04
  Last Principal Payment Date               8/25/32    8/25/32    8/25/32     8/25/32    8/25/32     8/25/32    8/25/32
  Principal Payment Window (Months)           180        249        282         302        314         323        334

BANC OF AMERICA SECURITIES LLC

----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 2002-I $667,263,000 (approximate)

                               COLLATERAL SUMMARY

DESCRIPTION OF THE MORTGAGE LOANS

The Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARM residential mortgage loans which are conventional, fully amortizing, one-to-four family, residential first lien mortgage loans. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                                                                   COLLATERAL SUMMARY       RANGE (IF APPLICABLE)
                                                                   ------------------     ------------------------
Total Outstanding Loan Balance                                         $  686,352,510

Total Number of Loans                                                            1336

Average Loan Principal Balance                                         $      513,737     $ 301,241 to $ 1,000,000

WA Gross Coupon                                                                 5.783%             4.375% to 6.875%

WA FICO                                                                           744                   621 to 819

WA Original Term (mos.)                                                           359                   120 to 360

WA Remaining Term (mos.)                                                          359                   120 to 360

WA OLTV                                                                         65.71%             10.85% to 95.00%

WA Months to First Adjustment Date                                                 60                     58 to 60

WA Gross Margin                                                                 2.250%

WA Rate Ceiling                                                                10.783%            9.375% to 11.875%

Geographic Concentration of  Mortgaged Properties (Top              CA          73.05%
 5 States) based on the Aggregate Stated Principal                  IL           5.95%
 Balance                                                            FL           2.24%
                                                                    MD           1.96%
                                                                    VA           1.82%

BANC OF AMERICA SECURITIES LLC

----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 2002-I $667,263,000 (approximate)

                               COLLATERAL SUMMARY
The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                     OCCUPANCY OF MORTGAGED PROPERTIES (1)

=====================================================================
                                           AGGREGATE             % OF
                  NUMBER OF         STATED PRINCIPAL     CUT-OFF DATE
                   MORTGAGE        BALANCE AS OF THE   POOL PRINCIPAL
OCCUPANCY             LOANS            CUT-OFF  DATE          BALANCE
=====================================================================
Primary               1,285         $ 661,147,722.60            96.33%
Secondary                45            22,751,787.64             3.31
Investor                  6             2,453,000.00             0.36
---------------------------------------------------------------------
Total:                1,336         $ 686,352,510.24           100.00%
=====================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                 PROPERTY TYPES

=====================================================================
                                           AGGREGATE             % OF
                  NUMBER OF         STATED PRINCIPAL     CUT-OFF DATE
                   MORTGAGE        BALANCE AS OF THE   POOL PRINCIPAL
PROPERTY TYPE         LOANS            CUT-OFF  DATE          BALANCE
=====================================================================
Single Family           905         $ 470,376,083.16            68.53%
PUD Detach              280           144,461,666.29            21.05
Condominium             102            48,522,848.98             7.07
PUD Attach               33            13,995,829.60             2.04
2-Family                 11             6,031,958.63             0.88
3-Family                  2             1,479,280.76             0.22
4-Family                  1               649,287.35             0.09
Townhouse                 1               435,555.47             0.06
Co-Op                     1               400,000.00             0.06
---------------------------------------------------------------------
Total:                1,336         $ 686,352,510.24           100.00%
=====================================================================

                              MORTGAGE LOAN PURPOSE

========================================================================
                                              AGGREGATE             % OF
                     NUMBER OF         STATED PRINCIPAL     CUT-OFF DATE
                      MORTGAGE        BALANCE AS OF THE   POOL PRINCIPAL
PURPOSE                  LOANS            CUT-OFF  DATE          BALANCE
========================================================================
Rate/Term Refinance        698         $ 373,338,765.16            54.39%
Purchase                   463           230,958,871.05            33.65
Cash-out Refinance         175            82,054,874.03            11.96
------------------------------------------------------------------------
Total:                   1,336         $ 686,352,510.24           100.00%
========================================================================

BANC OF AMERICA SECURITIES LLC

----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 2002-I $667,263,000 (approximate)

            GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES (1)

============================================================================
                                                  AGGREGATE             % OF
                        NUMBER OF          STATED PRINCIPAL     CUT-OFF DATE
                         MORTGAGE         BALANCE AS OF THE   POOL PRINCIPAL
GEOGRAPHIC AREA             LOANS              CUT-OFF DATE          BALANCE
============================================================================
California                    969          $ 501,350,249.09            73.05%
Illinois                       84             40,848,959.65             5.95
Florida                        33             15,405,196.66             2.24
Maryland                       28             13,424,981.52             1.96
Virginia                       26             12,478,625.03             1.82
Massachussetts                 21             11,851,147.96             1.73
Georgia                        23             10,850,767.58             1.58
Colorado                       16              8,736,091.82             1.27
Arizona                        12              7,413,504.26             1.08
North Carolina                 16              6,992,204.35             1.02
Nevada                         10              6,604,768.45             0.96
Washington                     11              6,463,293.47             0.94
South Carolina                 12              6,107,315.60             0.89
District of Columbia           10              5,259,131.57             0.77
Texas                           9              3,872,626.13             0.56
Missouri                        7              3,720,529.62             0.54
Connecticut                     6              3,528,852.92             0.51
Wisconsin                       4              2,704,000.00             0.39
Michigan                        6              2,598,671.13             0.38
Tennessee                       5              2,437,190.26             0.36
New Jersey                      4              2,004,894.62             0.29
Minnesota                       4              1,949,434.83             0.28
New Mexico                      3              1,909,000.00             0.28
Pennsylvania                    3              1,562,609.04             0.23
Oregon                          4              1,518,247.53             0.22
Ohio                            2                932,000.00             0.14
Kansas                          2                717,103.25             0.10
New York                        1                700,000.00             0.10
Idaho                           1                603,000.00             0.09
Utah                            1                545,000.00             0.08
Hawaii                          1                499,514.02             0.07
Vermont                         1                431,599.88             0.06
Oklahoma                        1                332,000.00             0.05
----------------------------------------------------------------------------
Total:                      1,336          $ 686,352,510.24           100.00%
============================================================================

(1) As of the Cut-off Date, no more than approximately 1.83% of the Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

BANC OF AMERICA SECURITIES LLC

----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 2002-I $667,263,000 (approximate)

                  CURRENT MORTGAGE LOAN PRINCIPAL BALANCES (1)

===============================================================================
                                                     AGGREGATE             % OF
                            NUMBER OF         STATED PRINCIPAL     CUT-OFF DATE
CURRENT MORTGAGE LOAN        MORTGAGE        BALANCE AS OF THE   POOL PRINCIPAL
PRINCIPAL BALANCE($)            LOANS            CUT-OFF  DATE          BALANCE
===============================================================================
300,000.01 - 350,000.00           163         $  54,102,031.98             7.88%
350,000.01 - 400,000.00           258            98,041,698.12            14.28
400,000.01 - 450,000.00           191            81,601,565.33            11.89
450,000.01 - 500,000.00           192            91,890,960.65            13.39
500,000.01 - 550,000.00           103            54,098,145.46             7.88
550,000.01 - 600,000.00           121            70,150,576.45            10.22
600,000.01 - 650,000.00            78            48,892,784.73             7.12
650,000.01 - 700,000.00            48            32,800,176.83             4.78
700,000.01 - 750,000.00            71            52,100,221.02             7.59
750,000.01 - 800,000.00            11             8,652,995.39             1.26
800,000.01 - 850,000.00            12            10,077,350.01             1.47
850,000.01 - 900,000.00            20            17,680,212.23             2.58
900,000.01 - 950,000.00            19            17,669,997.90             2.57
950,000.01 - 1,000,000.00          49            48,593,794.14             7.08
-------------------------------------------------------------------------------
Total:                          1,336         $ 686,352,510.24           100.00%
===============================================================================

(1) As of the Cut-off Date, the average outstanding principal balance of the Mortgage Loans is expected to be approximately $513,737.

BANC OF AMERICA SECURITIES LLC

----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 2002-I $667,263,000 (approximate)

                       ORIGINAL LOAN-TO-VALUE RATIOS (1)

===============================================================================
                                                     AGGREGATE             % OF
                            NUMBER OF         STATED PRINCIPAL     CUT-OFF DATE
ORIGINAL LOAN-TO-VALUE       MORTGAGE        BALANCE AS OF THE   POOL PRINCIPAL
RATIOS(%)                       LOANS            CUT-OFF  DATE          BALANCE
===============================================================================
10.01 - 15.00                       3        $    1,701,594.82             0.25%
15.01 - 20.00                       8             4,916,877.72             0.72
20.01 - 25.00                      11             6,337,939.78             0.92
25.01 - 30.00                      19            11,021,421.12             1.61
30.01 - 35.00                      24            14,687,940.19             2.14
35.01 - 40.00                      39            22,254,394.41             3.24
40.01 - 45.00                      36            20,280,600.07             2.95
45.01 - 50.00                      67            38,352,232.93             5.59
50.01 - 55.00                      59            32,317,121.73             4.71
55.01 - 60.00                      93            49,397,692.92             7.20
60.01 - 65.00                     122            63,671,060.27             9.28
65.01 - 70.00                     195            99,632,937.58            14.52
70.01 - 75.00                     127            71,559,064.06            10.43
75.01 - 80.00                     517           243,986,439.28            35.55
80.01 - 85.00                       1               382,075.00             0.06
85.01 - 90.00                       6             2,540,660.17             0.37
90.01 - 95.00                       9             3,312,458.19             0.48
-------------------------------------------------------------------------------

Total:                          1,336        $  686,352,510.24           100.00%
===============================================================================

(1) As of the Cut-off Date, the weighted average Loan-To-Value Ratio at origination of the Mortgage Loans is expected to be approximately 65.71%.

BANC OF AMERICA SECURITIES LLC

----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 2002-I $667,263,000 (approximate)

                      CURRENT MORTGAGE INTEREST RATES (1)

===============================================================================
                                                     AGGREGATE             % OF
                            NUMBER OF         STATED PRINCIPAL     CUT-OFF DATE
MORTGAGE INTEREST            MORTGAGE        BALANCE AS OF THE   POOL PRINCIPAL
RATES(%)                        LOANS            CUT-OFF  DATE          BALANCE
===============================================================================
less than 5.001                    27        $   13,879,762.71             2.02%
5.001 - 5.250                      39            17,493,380.39             2.55
5.251 - 5.500                     164            87,056,399.05            12.68
5.501 - 5.750                     448           230,449,915.91            33.58
5.751 - 6.000                     525           269,173,400.84            39.22
6.001 - 6.250                     109            55,288,183.57             8.06
6.251 - 6.500                      22            11,547,867.27             1.68
6.501 - 6.750                       1               463,600.50             0.07
6.751 - 7.000                       1             1,000,000.00             0.15
-------------------------------------------------------------------------------
Total:                          1,336        $  686,352,510.24           100.00%
===============================================================================

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Mortgage Loans is expected to be approximately 5.783%.

                                  GROSS MARGINS

===============================================================================
                                                     AGGREGATE             % OF
                            NUMBER OF         STATED PRINCIPAL     CUT-OFF DATE
                             MORTGAGE        BALANCE AS OF THE   POOL PRINCIPAL
GROSS MARGINS                   LOANS            CUT-OFF  DATE          BALANCE
===============================================================================
2.250%                          1,336       $   686,352,510.24           100.00%
-------------------------------------------------------------------------------
Total:                          1,336       $   686,352,510.24           100.00%
===============================================================================

BANC OF AMERICA SECURITIES LLC

----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 2002-I $667,263,000 (approximate)

                               RATE CEILINGS (1)

===============================================================================
                                                     AGGREGATE             % OF
MAXIMUM LIFETIME            NUMBER OF         STATED PRINCIPAL     CUT-OFF DATE
MORTGAGE INTEREST            MORTGAGE        BALANCE AS OF THE   POOL PRINCIPAL
RATES(%)                        LOANS            CUT-OFF  DATE          BALANCE
===============================================================================
9.251 - 9.500                       3        $    1,378,400.00             0.20%
9.501 - 9.750                      12             6,278,967.79             0.91
9.751 - 10.000                     12             6,222,394.92             0.91
10.001 - 10.250                    39            17,493,380.39             2.55
10.251 - 10.500                   164            87,056,399.05            12.68
10.501 - 10.750                   448           230,449,915.91            33.58
10.751 - 11.000                   525           269,173,400.84            39.22
11.001 - 11.250                   109            55,288,183.57             8.06
11.251 - 11.500                    22            11,547,867.27             1.68
11.501 - 11.750                     1               463,600.50             0.07
11.751 - 12.000                     1             1,000,000.00             0.15
-------------------------------------------------------------------------------
Total:                          1,336        $  686,352,510.24           100.00%
===============================================================================

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Mortgage Loans is expected to be approximately 10.783%.

                           FIRST ADJUSTMENT DATE (1)

===============================================================================
                                                     AGGREGATE             % OF
                            NUMBER OF         STATED PRINCIPAL     CUT-OFF DATE
FIRST ADJUSTMENT             MORTGAGE        BALANCE AS OF THE   POOL PRINCIPAL
DATE                            LOANS            CUT-OFF  DATE          BALANCE
===============================================================================
June 1, 2007                        3        $    2,136,955.37             0.31%
July 1, 2007                      432           216,299,088.13            31.51
August 1, 2007                    901           467,916,466.74            68.17
-------------------------------------------------------------------------------
Total:                          1,336        $  686,352,510.24           100.00%
===============================================================================

(1) As of the Cut-off Date, the weighted average months to first Adjustment Date for the Mortgage Loans is expected to be approximately 60 months.

BANC OF AMERICA SECURITIES LLC

----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 2002-I $667,263,000 (approximate)

                              REMAINING TERMS (1)

===============================================================================
                                                     AGGREGATE             % OF
                            NUMBER OF         STATED PRINCIPAL     CUT-OFF DATE
REMAINING TERM               MORTGAGE        BALANCE AS OF THE   POOL PRINCIPAL
(MONTHS)                        LOANS            CUT-OFF  DATE          BALANCE
===============================================================================
101 - 120                           2        $      789,657.00             0.12%
161 - 180                           3             1,838,784.60             0.27
181 - 200                           1               391,187.00             0.06
221 - 240                           1               373,000.00             0.05
281 - 300                           1               378,800.00             0.06
341 - 360                       1,328           682,581,081.64            99.45
-------------------------------------------------------------------------------
Total:                          1,336        $  686,352,510.24           100.00%
===============================================================================

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Mortgage Loans is expected to be approximately 359 months.

                        CREDIT SCORING OF MORTGAGORS (1)

===============================================================================
                                                     AGGREGATE             % OF
                            NUMBER OF         STATED PRINCIPAL     CUT-OFF DATE
                             MORTGAGE        BALANCE AS OF THE   POOL PRINCIPAL
CREDIT SCORES                   LOANS            CUT-OFF  DATE          BALANCE
===============================================================================
801 - 850                          36        $   19,334,674.49             2.82%
751 - 800                         610           314,374,488.76            45.80
701 - 750                         527           266,867,458.67            38.88
651 - 700                         139            72,381,023.91            10.55
601 - 650                          24            13,394,864.41             1.95
-------------------------------------------------------------------------------
Total:                          1,336        $  686,352,510.24           100.00%
===============================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).

BANC OF AMERICA SECURITIES LLC

----------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.